UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2024

AN2 THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41331	82-0606654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 El Camino Real, Suite D
Menlo Park, California	94027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 331-9090

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ANTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 19, 2024, AN2 Therapeutics, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). Present at the beginning of the Annual Meeting in person or via proxy were the holders of 23,360,239 shares of common stock of the Company, representing 78.31% of the 29,829,040 shares of common stock outstanding as of the close of business on April 23, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 26, 2024. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each matter.

1.

To elect the nominees Margaret FitzPatrick, Patricia Martin and Melvin Spigelman, M.D. as Class II directors until the Company’s 2027 annual meeting of stockholders or until their respective successors have been elected or appointed. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Margaret FitzPatrick	17,722,866	1,994,466	3,642,907
Patricia Martin	17,724,646	1,992,686	3,642,907
Melvin Spigelman, M.D.	17,755,144	1,962,188	3,642,907

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions
23,344,330	12,786	3,123

3.

To approve the amendment and restatement of the Company’s certificate of incorporation to provide for exculpation of officers to the extent permitted by the General Corporation Law of the State of Delaware. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,416,318	1,292,459	8,834	3,642,628

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of AN2 Therapeutics, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AN2 Therapeutics, Inc.

Date: June 24, 2024	By:	/s/ Joshua Eizen
Joshua Eizen
Chief Legal Officer